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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 29, 2010


                               NOBLE ROMAN'S, INC.
               (Exact name of Company as specified in its charter)


         Indiana                    0-11104                     35-1281154
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)

    One Virginia Avenue, Suite 300
         Indianapolis, Indiana                                    46204
(Address of principal executive offices)                        (Zip Code)


                                 (317) 634-3377
                (Company's telephone number, including area code)


                                 Not applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

     On January 29, 2010, the Board of Directors of Noble Roman's, Inc. (the "Company") set April 28, 2010 as the meeting date for its 2010 Annual Shareholders Meeting and set the close of business on March 11, 2010 as the record date to determine the shareholders that will be entitled to notice of, and to vote at, the 2010 Annual Shareholders Meeting. Information regarding the time and location of the meeting, as well as the matters to be considered by the shareholders at the meeting, will be included in the Company's subsequently filed proxy materials for the meeting.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2010

                                               NOBLE ROMAN'S, INC.



                                               By: /s/  Paul W. Mobley
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                                                   Paul W. Mobley
                                                   Chief Executive Officer and
                                                   Chief Financial Officer